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                                                       Deutsche Asset Management

International Equity Fund - Institutional Class I
International Equity Fund - Institutional Class II

Supplement dated January 22, 2002 (Replacing Supplement dated January 18, 2002) to the Prospectus dated February 28, 2001

The following replaces the 'Portfolio Managers' section:

Robert Reiner, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.

 .  Joined the investment advisor in 1994.
 .  Prior experience includes Head of Standard and Poor's Tokyo office and Senior
   Financial Analyst at Sandford Bernstein and Co. and Scudder, Stevens & Clark from 1993 to 1994.
 .  19 years of investment industry experience.
 .  Degrees from the University of Southern California and Harvard University.

Julie Wang, Director, Deutsche Asset Management and Co-Manager of the Fund.

 .  Joined the investment advisor in 1994.
 .  Served as Investment Manager for American International Group's Southeast
   Asia portfolio from 1991 to 1994.
 .  14 years of investment industry experience.
 .  BA in economics from Yale University, MBA the Wharton School, University of
   Pennsylvania.

Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.

 .  Joined the investment advisor in 1993.
 .  Portfolio manger with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.
 .  Ten years of investment industry experience.
 .  BS, Cornell University.

Alexander Tedder, Director, Deutsche Asset Management, and consultant to the investment advisor.

 .  Joined Deutsche Asset Management Investment Services (London), an affiliate of the advisor, in 1994 as a portfolio manager.
 .  Prior to that, was a European analyst and representative for Schroders.
 .  12 years of investment industry experience.
 .  Fluent in German, French, Italian and Spanish.
 .  Masters in Economics and Business Administration from Freiburg University.
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The following supplements the 'MANAGEMENT OF THE FUND--Other Services' section:

Beginning July 1, 2001, Investment Company Capital Corp., also and affiliate of DeAM, Inc., will provide administrative services--such as portfolio accounting, legal services and others--for the Fund.

The following replaces the 'Buying and Selling Fund Shares -- Minimum Account Investments' section in the International Equity Fund--Institutional Class II
Prospectus:

Eligibility Requirements

You may buy Institutional Shares if you are any of the following:

 . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

 .  An employee benefit plan with assets of at least $50 million.

   . A registered investment adviser or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

   .  A client of the private banking division of Deutsche Bank AG.

   . A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


The following supplements the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section:

We do not accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.

              Please Retain This Supplement for Future Reference

BT Institutional Funds
SUPPIEF (01/02)
CUSIP:055924856
       055924849